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                                                                Exhibit 10.23

                          [BANK OF BOSTON LETTERHEAD]


August 28, 1996


Meridian Industrial Trust, Inc.
455 Market Street, 17th Floor
San Francisco, California 54105

Attention: Milton K. Reeder


Re: $75,000,000 Revolving Credit Agreement (the "Agreement") dated February 23, 1996 by and among Meridian Industrial Trust, Inc. ("Borrower"), The First National Bank of Boston, Texas Commerce Bank National Association, and NationsBank of Texas, N.A. (the "Banks").


1. Section 8.7(a)(ii)(b) of the Agreement states that the Borrower may not pay distributions to shareholders in excess of 110% of Cash Available for Distribution for the preceding four quarters except that commencing with any quarter after December 31, 1996, such percentage will be decreased to 100%. In order to further clarify this requirement, beginning with the Compliance Certificate for the 2nd quarter of 1996 period, the Parties have agreed to modify this section as follows: For Compliance Certificates covering periods prior to and including December 31, 1996, the Tear Period will begin with the quarter ended March 31, 1996 and may or may not include four quarters.

        The Banks agree to waive Section 8.7(a)(ii)(b) for the period ended March 31, 1996 but continue to require compliance with this section for all future periods.

2. With regard to Section 7.15(a)(iv), the Banks further agree to allow Sears to comprise up to 20% of the Cross Cash Receipts generated by the Unencumbered Operating Properties so long as Sears shall maintain a Moody's rating of at least A3.

Please sign below attesting to your agreement with the above terms.


MERIDIAN INDUSTRIAL TRUST, INC.


By: /s/ Milton K. Reeder
    ---------------------------
    Milton K. Reeder
    President
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THE FIRST NATIONAL BANK OF BOSTON


By:  /s/ DANIEL L. SILBERT
    --------------------------------
    Daniel L. Silbert



TEXAS COMMERCE BANK NATIONAL ASSOCIATION


By:   /s/ CATHERINE A. ARNOLD
    ---------------------------------
    Catherine A. Arnold



NATIONSBANK OF TEXAS, N.A.



By:   /s/ JULIE O'C. WALLIS
    ---------------------------------
    Julie O'C. Wallis







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